Fees Summary	Feb. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,050,000.00
Previously Paid Amount	0.00
Total Fee Amount	1,111.71
Total Offset Amount	0.00
Net Fee	$ 1,111.71